NEWS RELEASE
FORWARD AIR CORPORATION REPORTS
THIRD QUARTER 2013 RESULTS

GREENEVILLE, Tenn.- (BUSINESS WIRE) - October 21, 2013 - Forward Air Corporation (NASDAQ:FWRD) today reported revenue, operating income, net income and diluted earnings per share for the third quarter and nine months ended September 30, 2013.

Operating revenue for the quarter ended September 30, 2013 increased 18.5% to $170.0 million from $143.5 million for the same quarter in 2012. Income from operations was $22.9 million, compared with $19.6 million in the prior-year quarter. As a percent of operating revenue, income from operations was 13.5%, compared with 13.7% in the same quarter last year. Net income during the period was $14.2 million compared to $12.3 million in the prior-year quarter. Income per diluted share for the third quarter of 2013 was $0.46 compared with $0.41 in the prior-year quarter.

Operating revenue for the nine months ended September 30, 2013 increased 9.9% to $471.4 million from $428.9 million for the same period in 2012. Income from operations was $61.1 million, compared with $59.5 million in the prior-year period. As a percent of operating revenue, income from operations was 13.0% for the first nine months of 2013 compared to 13.9% for the same period in 2012. Net income during the period was $38.9 million compared to $36.7 million in the prior-year period. Income per diluted share from operations for the first nine months of 2013 was $1.27 compared with $1.24 in the prior-year period.

Bruce A. Campbell, Chairman, President, and CEO, commenting on the third quarter said, “After a tough second quarter, we saw a very encouraging trend in our airport-to-airport network volumes that improved throughout the third quarter. Our sense is the improved tonnage is driven by a slightly better macro environment as well as share gains resulting from our superior service offering. We are pleased to report that thus far into the fourth quarter this trend has continued.”

Turning to the Forward Air Solutions (FASI) business segment, Mr. Campbell said, “With the integration of new business wins behind us, FASI had a solid performance in the third quarter improving its operating ratio 320 basis points for its best third quarter ever.”

Commenting on Total Quality, Inc. (TQI) business segment, Mr. Campbell said, “While we are pleased with the positive strides made in the integration of TQI, we are anxious to get our new operating system on line. This new system will enable us to glean additional operating efficiencies as well as make the most of new business wins. We anticipate that this new system will be fully operational before the end of 2013.”

In closing, Mr. Campbell said, “As always, I would like to thank the Forward Air team of employees and independent contractors for their dedication and hard work.”

Commenting on the Company's guidance for the fourth quarter, Rodney L. Bell, Senior Vice President and CFO said, “We anticipate that our fourth quarter 2013 revenues will increase in the range of 17% to 21% over the comparable 2012 period. We estimate that approximately 9% of that growth will result from the TQI acquisition. We expect income per diluted share to be between $0.53 and $0.57 per share. This compares to $0.54 per share in the fourth quarter of 2012.”

Review of Financial Results

Forward Air will hold a conference call to discuss third quarter 2013 results on Tuesday, October 22, 2013 at 9:00 a.m. EDT. The Company's conference call will be available online at www.forwardair.com or by dialing 800-230-1059. A replay of the conference call will be available at www.forwardair.com beginning shortly after the completion of the live call.

About Forward Air Corporation

Forward Air Corporation operates three business segments, Forward Air, Inc., Forward Air Solutions, Inc. and Total Quality, Inc.
Forward Air, Inc. is a high-service-level contractor to the air cargo industry providing time-definite ground transportation services through a network of 88 terminals located on or near major airports in the United States and Canada. It provides these services as a cost-effective alternative to air transportation of cargo that must be delivered at a specific time but is relatively less time-sensitive than traditional air freight or when air transportation is not economical.
Forward Air Solutions, Inc. is a provider of pool distribution services. Pool distribution involves the consolidation and shipment of several smaller less-than-truckload shipments to a common area or region. Once at the regional destination, the loads are deconsolidated, then grouped with other shipments with common delivery points, and delivered in a very precise, time-sensitive manner. Our pool distribution network consists of 24 terminals within the mid-Atlantic, Southeast, Midwest and Southwestern United States.
Total Quality, Inc. utilizes industry-leading temperature-controlled equipment, 24-hour monitoring and tracking technology and layered security features to provide our customers with the highest level of service. In addition to our core pharmaceutical services, we provide truckload and less-than-truckload brokerage transportation services. Headquartered in central Michigan, we service the United States, Canada and Mexico.

Forward Air Corporation
Consolidated Statements of Comprehensive Income
(In thousands, except per share data)
(Unaudited)

	Three months ended		Nine months ended
	September 30, 2013	September 30, 2012	September 30, 2013	September 30, 2012
Operating revenue:
Airport-to-airport	$100,960	$96,914	$288,457	$290,006
Logistics	32,562	20,878	87,474	63,315
Other	6,862	6,528	19,624	19,498
Pool distribution	29,649	19,194	75,841	56,102
Total operating revenue	170,033	143,514	471,396	428,921

Operating expenses:
Purchased transportation
Airport-to-airport	42,407	40,150	118,605	119,546
Logistics	22,152	15,954	59,696	47,756
Other	2,039	1,822	5,707	5,252
Pool distribution	8,613	5,176	22,454	14,989
Total purchased transportation	75,211	63,102	206,462	187,543
Salaries, wages and employee benefits	39,165	31,698	109,149	97,408
Operating leases	6,991	6,895	20,923	20,826
Depreciation and amortization	6,220	5,425	17,377	15,940
Insurance and claims	3,290	3,098	9,164	8,132
Fuel expense	3,871	2,318	10,535	7,271
Other operating expenses	12,428	11,352	36,634	32,303
Total operating expenses	147,176	123,888	410,244	369,423
Income from operations	22,857	19,626	61,152	59,498

Other income (expense):
Interest expense	(145)	(111)	(401)	(241)
Other, net	27	(21)	72	(6)
Total other expense	(118)	(132)	(329)	(247)
Income before income taxes	22,739	19,494	60,823	59,251
Income taxes	8,542	7,227	21,941	22,544
Net income and comprehensive income	$14,197	$12,267	$38,882	$36,707

Net income per share:
Basic	$0.47	$0.42	$1.30	$1.27
Diluted	$0.46	$0.41	$1.27	$1.24
Weighted average shares outstanding:
Basic	30,374	29,088	30,017	28,895
Diluted	30,986	29,660	30,677	29,484

Dividends per share:	$0.10	$0.10	$0.30	$0.24

Forward Air Corporation
Consolidated Balance Sheets
(In thousands)
(Unaudited)
	September 30, 2013	December 31, 2012
Assets
Current assets:
Cash and cash equivalents	$98,551	$112,182
Accounts receivable, net	83,224	75,262
Other current assets	18,849	10,952
Total current assets	200,624	198,396

Property and equipment	270,113	239,138
Less accumulated depreciation and amortization	112,514	105,581
Net property and equipment	157,599	133,557
Goodwill and other acquired intangibles:
Goodwill	88,404	43,332
Other acquired intangibles, net of accumulated amortization	41,624	22,102
Total net goodwill and other acquired intangibles	130,028	65,434
Other assets	2,551	1,800
Total assets	$490,802	$399,187

Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$17,067	$11,168
Accrued expenses	19,490	16,476
Current portion of debt and capital lease obligations	92	276
Total current liabilities	36,649	27,920

Debt and capital lease obligations, less current portion	4	58
Other long-term liabilities	9,129	7,098
Deferred income taxes	26,576	12,440

Shareholders’ equity:
Common stock	304	292
Additional paid-in capital	102,465	64,644
Retained earnings	315,675	286,735
Total shareholders’ equity	418,444	351,671
Total liabilities and shareholders’ equity	$490,802	$399,187

(a) Taken from audited financial statements, which are not presented in their entirety.

Forward Air Corporation
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three months ended
	September 30, 2013	September 30, 2012
Operating activities:
Net income	$14,197	$12,267
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	6,220	5,425
Share-based compensation	1,525	1,427
Gain on disposal of property and equipment	(185)	92
Provision for (recovery) loss on receivables	(56)	115
Provision for revenue adjustments	579	490
Deferred income tax	1,722	1,023
Excess tax benefit for stock options exercised	(337)	(148)
Changes in operating assets and liabilities
Accounts receivable	(7,458)	(426)
Prepaid expenses and other current assets	515	1,499
Accounts payable and accrued expenses	6,515	(5)
Net cash provided by operating activities	23,237	21,759

Investing activities:
Proceeds from disposal of property and equipment	617	131
Purchases of property and equipment	(5,272)	(2,181)
Other	(51)	80
Net cash used in investing activities	(4,706)	(1,970)

Financing activities:
Payments of debt and capital lease obligations	(48)	(139)
Proceeds from exercise of stock options	1,687	7,295
Payments of cash dividends	(3,057)	(2,937)
Excess tax benefit for stock options exercised	337	148
Net cash (used in) provided by financing activities	(1,081)	4,367
Net increase in cash	17,450	24,156
Cash at beginning of period	81,101	68,832
Cash at end of period	$98,551	$92,988

Forward Air Corporation
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Nine months ended
	September 30, 2013	September 30, 2012
Operating activities:
Net income	$38,882	$36,707
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	17,377	15,940
Share-based compensation	4,619	4,550
(Gain) loss on disposal of property and equipment	(468)	259
Provision for loss on receivables	234	226
Provision for revenue adjustments	1,705	1,417
Deferred income tax	4,658	2,460
Excess tax benefit for stock options exercised	(3,207)	(354)
Changes in operating assets and liabilities
Accounts receivable	(4,262)	(5,599)
Prepaid expenses and other current assets	(1,575)	(1,629)
Accounts payable and accrued expenses	2,525	(8,298)
Net cash provided by operating activities	60,488	45,679

Investing activities:
Proceeds from disposal of property and equipment	1,665	867
Purchases of property and equipment	(33,266)	(20,499)
Acquisition of businesses, net of cash acquired	(45,329)	—
Other	(111)	(267)
Net cash used in investing activities	(77,041)	(19,899)

Financing activities:
Payments of debt and capital lease obligations	(20,351)	(411)
Proceeds from exercise of stock options	29,866	15,740
Payments of cash dividends	(9,071)	(7,009)
Common stock issued under employee stock purchase plan	137	119
Cash settlement of share-based awards for minimum tax withholdings	(866)	(386)
Excess tax benefit for stock options exercised	3,207	354
Net cash provided by financing activities	2,922	8,407
Net (decrease) increase in cash	(13,631)	34,187
Cash at beginning of period	112,182	58,801
Cash at end of period	$98,551	$92,988

Forward Air Corporation
Segment Information
(In millions)
(Unaudited)
	Three months ended
	September 30,	Percent of	September 30,	Percent of		Percent
	2013	Revenue	2012	Revenue	Change	Change
Operating revenue
Forward Air	$128.8	75.8%	$124.5	86.8%	$4.3	3.5%
FASI	29.8	17.5	19.5	13.6	10.3	52.8
TQI	12.4	7.3	—	—	12.4	100.0
Intercompany eliminations	(1.0)	(0.6)	(0.5)	(0.4)	(0.5)	100.0
Total	170.0	100.0	143.5	100.0	26.5	18.5

Purchased transportation
Forward Air	59.9	46.5	58.1	46.7	1.8	3.1
FASI	9.1	30.5	5.4	27.7	3.7	68.5
TQI	6.9	55.6	—	—	6.9	100.0
Intercompany eliminations	(0.7)	70.0	(0.4)	80.0	(0.3)	75.0
Total	75.2	44.2	63.1	44.0	12.1	19.2

Salaries, wages and employee benefits
Forward Air	27.3	21.2	24.3	19.5	3.0	12.3
FASI	10.0	33.6	7.4	37.9	2.6	35.1
TQI	1.8	14.5	—	—	1.8	100.0
Total	39.1	23.0	31.7	22.1	7.4	23.3

Operating leases
Forward Air	4.9	3.8	5.2	4.2	(0.3)	(5.8)
FASI	2.1	7.0	1.7	8.7	0.4	23.5
TQI	—	—	—	—	—	—
Total	7.0	4.1	6.9	4.8	0.1	1.4

Depreciation and amortization
Forward Air	4.2	3.3	4.3	3.4	(0.1)	(2.3)
FASI	1.3	4.4	1.2	6.2	0.1	8.3
TQI	0.7	5.7	—	—	0.7	100.0
Total	6.2	3.7	5.5	3.8	0.7	12.7

Insurance and claims
Forward Air	2.3	1.8	2.6	2.1	(0.3)	(11.5)
FASI	0.8	2.7	0.5	2.6	0.3	60.0
TQI	0.2	1.6	—	—	0.2	100.0
Total	3.3	1.9	3.1	2.1	0.2	6.5

Fuel expense
Forward Air	0.9	0.7	1.0	0.8	(0.1)	(10.0)
FASI	1.7	5.7	1.3	6.7	0.4	30.8
TQI	1.3	10.5	—	—	1.3	100.0
Total	3.9	2.3	2.3	1.6	1.6	69.6

Other operating expenses
Forward Air	8.7	6.7	9.7	7.8	(1.0)	(10.3)
FASI	3.4	11.4	1.7	8.7	1.7	100.0
TQI	0.6	4.8	—	—	0.6	100.0
Intercompany eliminations	(0.3)	30.0	(0.1)	20.0	(0.2)	200.0
Total	12.4	7.3	11.3	7.9	1.1	9.7

Income from operations
Forward Air	20.6	16.0	19.3	15.5	1.3	6.7
FASI	1.4	4.7	0.3	1.5	1.1	366.7
TQI	0.9	7.3	—	—	0.9	100.0
Total	$22.9	13.5%	$19.6	13.7%	$3.3	16.8%

Forward Air Corporation
Segment Information
(In millions)
(Unaudited)
	Nine months ended
	September 30,	Percent of	September 30,	Percent of		Percent
	2013	Revenue	2012	Revenue	Change	Change
Operating revenue
Forward Air	$369.0	78.3%	$373.4	87.1%	$(4.4)	(1.2)%
FASI	76.4	16.2	57.0	13.3	19.4	34.0
TQI	28.5	6.0	—	—	28.5	100.0
Intercompany eliminations	(2.5)	(0.5)	(1.5)	(0.4)	(1.0)	66.7
Total	471.4	100.0	428.9	100.0	42.5	9.9

Purchased transportation
Forward Air	168.9	45.8	173.3	46.4	(4.4)	(2.5)
FASI	23.6	30.9	15.5	27.2	8.1	52.3
TQI	15.9	55.8	—	—	15.9	100.0
Intercompany eliminations	(1.9)	76.0	(1.3)	86.7	(0.6)	46.2
Total	206.5	43.8	187.5	43.7	19.0	10.1

Salaries, wages and employee benefits
Forward Air	78.0	21.1	75.4	20.2	2.6	3.4
FASI	26.8	35.1	22.0	38.6	4.8	21.8
TQI	4.4	15.4	—	—	4.4	100.0
Total	109.2	23.2	97.4	22.7	11.8	12.1

Operating leases
Forward Air	14.9	4.0	15.3	4.1	(0.4)	(2.6)
FASI	5.9	7.7	5.5	9.7	0.4	7.3
TQI	0.1	0.4	—	—	0.1	100.0
Total	20.9	4.4	20.8	4.9	0.1	0.5

Depreciation and amortization
Forward Air	12.1	3.3	12.5	3.4	(0.4)	(3.2)
FASI	3.6	4.7	3.5	6.1	0.1	2.9
TQI	1.7	6.0	—	—	1.7	100.0
Total	17.4	3.7	16.0	3.7	1.4	8.8

Insurance and claims
Forward Air	6.5	1.8	6.4	1.7	0.1	1.6
FASI	2.3	3.0	1.7	3.0	0.6	35.3
TQI	0.4	1.4	—	—	0.4	100.0
Total	9.2	1.9	8.1	1.9	1.1	13.6

Fuel expense
Forward Air	2.9	0.8	3.2	0.9	(0.3)	(9.4)
FASI	4.8	6.3	4.1	7.2	0.7	17.1
TQI	2.8	9.8	—	—	2.8	100.0
Total	10.5	2.2	7.3	1.7	3.2	43.8

Other operating expenses
Forward Air	26.9	7.3	27.4	7.3	(0.5)	(1.8)
FASI	9.0	11.8	5.1	8.9	3.9	76.5
TQI	1.3	4.5	—	—	1.3	100.0
Intercompany eliminations	(0.6)	24.0	(0.2)	13.3	(0.4)	200.0
Total	36.6	7.8	32.3	7.5	4.3	13.3

Income (loss) from operations
Forward Air	58.8	15.9	59.9	16.0	(1.1)	(1.8)
FASI	0.4	0.5	(0.4)	(0.7)	0.8	(200.0)
TQI	1.9	6.7	—	—	1.9	100.0
Total	$61.1	13.0%	$59.5	13.9%	$1.6	2.7%

Forward Air Corporation
Forward Air Inc. Operating Statistics

	Three months ended
	September 30,	September 30,	Percent
	2013	2012	Change

Operating ratio	84.0%	84.5%	(0.6)%

Business days	64.0	63.0	1.6
Business weeks	12.8	12.6	1.6

Airport-to-airport:
Tonnage
Total pounds ¹	462,297	438,265	5.5
Average weekly pounds ¹	36,117	34,783	3.8

Linehaul shipments
Total linehaul	688,257	691,228	(0.4)
Average weekly	53,770	54,859	(2.0)

Forward Air Complete shipments	124,184	177,216	(29.9)
As a percentage of linehaul shipments	18.0%	25.6%	(29.7)

Average linehaul shipment size	672	634	6.0

Revenue per pound ²
Linehaul yield	$16.97	$17.14	(0.8)
Fuel surcharge impact	1.85	1.80	0.2
Forward Air Complete impact	3.08	3.20	(0.5)
Total airport-to-airport yield	$21.90	$22.14	(1.1)

Logistics:
Miles
Owner operator ¹	8,915	8,485	5.1
Third party ¹	3,815	4,500	(15.2)
Total Miles	12,730	12,985	(2.0)

Revenue per mile	$1.60	$1.61	(0.6)

Cost per mile	$1.20	$1.23	(2.4)%

¹ - In thousands
² - In cents per pound; percentage change is expressed as a percent of total yield.

Forward Air Corporation
Forward Air Inc. Operating Statistics

	Nine months ended
	September 30,	September 30,	Percent
	2013	2012	Change

Operating ratio	84.1%	84.0%	0.1%

Business days	191.0	191.0	—
Business weeks	38.2	38.2	—

Airport-to-airport:
Tonnage
Total pounds ¹	1,320,382	1,322,390	(0.2)
Average weekly pounds ¹	34,565	34,618	(0.2)

Linehaul shipments
Total linehaul	2,038,599	2,064,323	(1.2)
Average weekly	53,366	54,040	(1.2)

Forward Air Complete shipments	353,270	509,527	(30.7)
As a percentage of linehaul shipments	17.3%	24.7%	(30.0)

Average linehaul shipment size	648	641	1.1

Revenue per pound ²
Linehaul yield	$17.08	$17.04	0.2
Fuel surcharge impact	1.92	1.88	0.2
Forward Air Complete impact	2.90	3.04	(0.7)
Total airport-to-airport yield	$21.90	$21.96	(0.3)

Logistics:
Miles
Owner operator ¹	26,399	26,590	(0.7)
Third party ¹	10,663	12,010	(11.2)
Total Miles	37,062	38,600	(4.0)

Revenue per mile	$1.61	$1.64	(1.8)

Cost per mile	$1.19	$1.24	(4.0)%

¹ - In thousands
² - In cents per pound; percentage change is expressed as a percent of total yield.

Important Information

This press release contains “forward-looking statements,” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements are statements other than historical information or statements of current condition and relate to future events or our future financial performance.  Some forward-looking statements may be identified by use of such terms as “believes,” “anticipates,” “intends,” “plans,” “estimates,” “projects” or “expects.”  Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.  The following is a list of factors, among others, that could cause actual results to differ materially from those contemplated by the forward-looking statements: economic factors such as recessions, inflation, higher interest rates and downturns in customer business cycles, our inability to maintain our historical growth rate because of a decreased volume of freight moving through our network or decreased average revenue per pound of freight moving through our network, increasing competition and pricing pressure, surplus inventories, loss of a major customer, the creditworthiness of our customers and their ability to pay for services rendered, our ability to secure terminal facilities in desirable locations at reasonable rates, the inability of our information systems to handle an increased volume of freight moving through our network, changes in fuel prices, claims for property damage, personal injuries or workers' compensation, employment matters including rising health care costs, enforcement of and changes in governmental regulations, environmental and tax matters, the handling of hazardous materials, the availability and compensation of qualified independent owner-operators and freight handlers needed to serve our transportation needs and our inability to successfully integrate acquisitions.  As a result of the foregoing, no assurance can be given as to future financial condition, cash flows or results of operations. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

-END-

CONTACT:
Forward Air Corporation
Rodney L. Bell, 423-636-7000
rbell@forwardair.com